Exhibit 10.98
EXECUTION VERSION

GUARANTEE AGREEMENT
dated as of
March 22, 2010,
among
ALION SCIENCE AND TECHNOLOGY CORPORATION,
the Subsidiaries of ALION SCIENCE AND TECHNOLOGY CORPORATION
from time to time party hereto,
and
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent

CS&M Ref. No. 5865-696

TABLE OF CONTENTS

		Page

ARTICLE I

Definitions

SECTION 1.01.	Credit Agreement	1
SECTION 1.02.	Other Defined Terms	1

ARTICLE II

Guarantee

SECTION 2.01.	Guarantee	2
SECTION 2.02.	Guarantee of Payment	2
SECTION 2.03.	No Limitations, Etc	3
SECTION 2.04.	Reinstatement	4
SECTION 2.05.	Agreement To Pay; Subrogation	4
SECTION 2.06.	Information	4

ARTICLE III

Indemnity, Subrogation and Subordination

SECTION 3.01.	Indemnity and Subrogation	4
SECTION 3.02.	Contribution and Subrogation	5
SECTION 3.03.	Subordination	5

ARTICLE IV

Representations and Warranties

ARTICLE V

Miscellaneous

SECTION 5.01.	Notices	6
SECTION 5.02.	Survival of Agreement	6
SECTION 5.03.	Binding Effect; Several Agreement	6
SECTION 5.04.	Successors and Assigns	7
SECTION 5.05.	Administrative Agent’s Fees and Expenses; Indemnification	7

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Schedules
Schedule I    Subsidiary Guarantors
Exhibits
Exhibit A      Form of Supplement to the Guarantee Agreement

     GUARANTEE AGREEMENT dated as of March 22, 2010, among ALION SCIENCE AND TECHNOLOGY CORPORATION, a Delaware corporation (the “Borrower”), each Subsidiary of the Borrower from time to time party hereto (each, a “Subsidiary Guarantor”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (in such capacity and together with its successors in such capacity, the “Administrative Agent”) for the Guaranteed Parties (as defined below).
PRELIMINARY STATEMENT
          Reference is made to the Credit Agreement dated as of March 22, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent.
          The Lenders and the Issuing Bank (such term and each other capitalized term used but not defined in this preliminary statement having the meaning given or ascribed to it in Article I) have agreed to extend credit to the Borrower pursuant to, and upon the terms and conditions specified in, the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit to the Borrower are conditioned upon, among other things, the execution and delivery of this Agreement by the Borrower and each Subsidiary Guarantor. Each Subsidiary Guarantor is an affiliate of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Bank to extend such credit. Accordingly, the parties hereto agree as follows:
ARTICLE I
Definitions
          SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the Credit Agreement.
          (b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.
          SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
          “Administrative Agent” shall have the meaning assigned to such term in the preamble.

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          “Agreement” shall mean this Guarantee Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.
          “Borrower” shall have the meaning assigned to such term in the preamble.
          “Collateral Agent” shall mean Wilmington Trust Company, its successors and assigns, in its capacity as Collateral Agent under the Security Documents.
          “Credit Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.
          “Guaranteed Obligations” shall have the meaning assigned to the term “Bank Obligations” in the Credit Agreement.
          “Guaranteed Parties” shall have the meaning assigned to the term “Bank Secured Parties” in the Credit Agreement.
          “Lenders” shall have the meaning assigned to such term in the preliminary statement of this Agreement.
          “Subsidiary Guarantor” shall mean each of the Subsidiaries set forth on Schedule I and any Subsidiary that becomes a party hereto after the Closing Date pursuant to Section 5.14.
          “Supplement” shall have the meaning assigned to such term in Section 5.14.
ARTICLE II
Guarantee
          SECTION 2.01. Guarantee. Each Subsidiary Guarantor irrevocably and unconditionally guarantees, jointly with the other Subsidiary Guarantors and severally, as a primary obligor and not merely as a surety, by way of independent payment obligation, the due and punctual payment and performance of the Guaranteed Obligations. Each Subsidiary Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation. Each Subsidiary Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any Guaranteed Obligation, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.
          SECTION 2.02. Guarantee of Payment. Each Subsidiary Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Guaranteed Party to any security held for the payment of

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the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Guaranteed Party in favor of the Borrower or any other person.
          SECTION 2.03. No Limitations, Etc. (a) Except for termination of a Subsidiary Guarantor’s obligations hereunder as expressly provided in Section 5.13, the obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Guaranteed Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document, including with respect to any other Subsidiary Guarantor under this Agreement, (iii) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the Collateral Agent or any other Guaranteed Party for the Guaranteed Obligations or any of them, (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations, or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Subsidiary Guarantor or otherwise operate as a discharge of any Subsidiary Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Guaranteed Obligations). Each Subsidiary Guarantor expressly acknowledges and agrees that the Collateral Agent may take and hold security for the payment and performance of the Guaranteed Obligations, may exchange, waive or release any or all such security (with or without consideration), may enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or may release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of any Subsidiary Guarantor hereunder.
          (b) To the fullest extent permitted by applicable law, each Subsidiary Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Guaranteed Obligations. The Administrative Agent and the other Guaranteed Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Subsidiary Guarantor hereunder except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Subsidiary Guarantor

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waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Subsidiary Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.
          SECTION 2.04. Reinstatement. Each Subsidiary Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Guaranteed Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise pursuant to applicable law.
          SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Guaranteed Party has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Subsidiary Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Guaranteed Parties in cash the amount of such unpaid Guaranteed Obligation. Upon payment by any Subsidiary Guarantor of any sums to the Administrative Agent as provided above, all rights of such Subsidiary Guarantor against the Borrower or any other Subsidiary Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.
          SECTION 2.06. Information. Each Subsidiary Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Subsidiary Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any other Guaranteed Party will have any duty to advise such Subsidiary Guarantor of information known to it or any of them regarding such circumstances or risks.
ARTICLE III
Indemnity, Subrogation and Subordination
          SECTION 3.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Subsidiary Guarantors may have under applicable law (but subject to Section 3.03), the Borrower agrees that (a) in the event a payment shall be made by any Subsidiary Guarantor under this Agreement, the Borrower shall indemnify such Subsidiary Guarantor for the full amount of such payment and such Subsidiary Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any

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assets of any Subsidiary Guarantor shall be sold pursuant to any Security Document to satisfy in whole or in part a claim of any Guaranteed Party, the Borrower shall indemnify such Subsidiary Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.
          SECTION 3.02. Contribution and Subrogation. Each Subsidiary Guarantor (a “Contributing Guarantor”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Subsidiary Guarantor hereunder in respect of any Guaranteed Obligation, or assets of any other Subsidiary Guarantor shall be sold pursuant to any Security Document to satisfy any Guaranteed Obligation owed to any Guaranteed Party, and such other Subsidiary Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 3.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the lesser of (i) the amount of such payment or (ii) the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Subsidiary Guarantors on the date hereof (or, in the case of any Subsidiary Guarantor becoming a party hereto pursuant to Section 5.14, the date of the Supplement hereto executed and delivered by such Subsidiary Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Guarantor under Section 3.01 to the extent of such payment.
          SECTION 3.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Subsidiary Guarantors under Sections 3.01 and 3.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations. No failure on the part of the Borrower or any Subsidiary Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Subsidiary Guarantor with respect to its obligations hereunder, and each Subsidiary Guarantor shall remain liable for the full amount of its obligations hereunder.
          (b) The Borrower and each Subsidiary Guarantor hereby agree that all Indebtedness and other monetary obligations owed by it to the Borrower or any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations.
ARTICLE IV
Representations and Warranties
          Each Subsidiary Guarantor represents and warrants to the Administrative Agent and the other Guaranteed Parties that (a) the execution, delivery and performance by such Subsidiary Guarantor of this Agreement are within such Subsidiary Guarantor’s

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corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action, and this Agreement has been duly executed and delivered by such Subsidiary Guarantor and is the legally valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding thereof may be brought, and (b) as of the date hereof, all representations and warranties set forth in the Credit Agreement as to such Subsidiary Guarantor are true and correct.
ARTICLE V
Miscellaneous
          SECTION 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.
          SECTION 5.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the Issuing Bank and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or Issuing Bank or on their behalf and notwithstanding that the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or the aggregate L/C Exposure does not equal zero and so long as the Commitments have not expired or terminated.
          SECTION 5.03. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Loan Party and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Loan Party, the Administrative Agent and the other Guaranteed Parties and their respective permitted successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or

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transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.
          SECTION 5.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Loan Party or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.
          SECTION 5.05. Administrative Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.
          (b) Without limitation of its indemnification obligations under the other Loan Documents, each Loan Party jointly and severally agrees to indemnify the Administrative Agent and the other indemnitees against, and hold each indemnitee harmless from, any and all losses, claims, damages, liabilities and related out of pocket expenses, including the fees, charges and disbursements of any counsel for any indemnitee, incurred by or asserted against any indemnitee arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any indemnitee is a party thereto; provided, however, that such indemnity shall not, as to any indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, wilful misconduct or bad faith of such indemnitee (and any indemnitee receiving payment under this Section 5.05(b) shall promptly refund the amount of such payment to the extent that there is a final and nonappealable judgment of a court of competent jurisdiction that such indemnitee was not entitled to indemnification in respect of such payment by virtue of such indemnitee’s gross negligence, willful misconduct or bad faith). To the extent permitted by applicable law, no Loan Party shall assert, and each Loan Party hereby waives any claim against any indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of proceeds thereof.
          (c) Any such amounts payable as provided hereunder shall be additional Guaranteed Obligations hereunder. The provisions of this Section 5.05 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby,

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the repayment of any of the Guaranteed Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Guaranteed Party. All amounts due under this Section 5.05 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.06 of the Credit Agreement.
          SECTION 5.06. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF).
          SECTION 5.07. Waivers; Amendment. (a) No failure or delay by any Guaranteed Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Guaranteed Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.07, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.
          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.
          SECTION 5.08. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER

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PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.08.
          SECTION 5.09. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 5.10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 5.03. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.
          SECTION 5.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
          SECTION 5.12. Jurisdiction; Consent to Service of Process. (a) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the Loan Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Loan Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.
          (b) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising

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out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 5.12. Each of the Loan Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (c) Each of the Loan Parties hereby irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement or any other Loan Document will affect the right of the Administrative Agent to serve process in any other manner permitted by law.
          SECTION 5.13. Termination or Release. (a) This Agreement and the guarantees made herein shall terminate when all the Guaranteed Obligations (other than wholly contingent indemnification obligations) then due and owing have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the aggregate L/C Exposure has been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement.
          (b) A Subsidiary Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Guarantor ceases to be a Subsidiary.
          (c) In connection with any termination or release pursuant to paragraph (a) or (b) above, the Administrative Agent shall execute and deliver to any Subsidiary Guarantor, at such Subsidiary Guarantor’s expense, all documents that such Subsidiary Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 5.13 shall be without recourse to or representation or warranty by the Administrative Agent or any Guaranteed Party. Without limiting the provisions of Section 5.05, the Borrower shall reimburse the Administrative Agent upon demand for all costs and out of pocket expenses, including the fees, charges and disbursements of counsel, incurred by it in connection with any action contemplated by this Section 5.13.
          SECTION 5.14. Additional Subsidiaries. Any Subsidiary that is required to become a party hereto pursuant to Section 5.09 of the Credit Agreement shall enter into this Agreement as a Subsidiary Guarantor promptly. Upon execution and delivery by the Administrative Agent and such Subsidiary of an instrument in the form of Exhibit A hereto (a “Supplement”), such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.
[Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ALION SCIENCE AND TECHNOLOGY CORPORATION,
by	/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

HUMAN FACTORS APPLICATIONS, INC.,
by	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

ALION — BMH CORPORATION,
by	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

ALION — CATI CORPORATION,
by	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

ALION — IPS CORPORATION,
by	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

[Signature Page to Alion Guarantee Agreement]

ALION — JJMA CORPORATION,
by	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

ALION — MA&D CORPORATION,
by	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

ALION — METI CORPORATION,
by	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

WASHINGTON CONSULTING, INC.,
by	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

WASHINGTON CONSULTING GOVERNMENT SERVICES, INC.,
by	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

ALION CANADA (US) CORPORATION,
by	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

[Signature Page to Alion Guarantee Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,
by	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

by	/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Associate

[Signature Page to Alion Guarantee Agreement]

Schedule I to the
Guarantee Agreement
SUBSIDIARY GUARANTORS
Human Factors Applications, Inc.
Alion — METI Corporation
Alion — CATI Corporation
Alion — JJMA Corporation
Alion — BMH Corporation
Alion — IPS Corporation
Alion — MA&D Corporation
Washington Consulting, Inc.
Washington Consulting Government Services, Inc.
Alion Canada (US) Corporation

Exhibit A to the
Guarantee Agreement
     SUPPLEMENT NO. [•] (this “Supplement”) dated as of [•], 201[•], to the Guarantee Agreement dated as of March 22, 2010 (the “Guarantee Agreement”), among ALION SCIENCE AND TECHNOLOGY CORPORATION, a Delaware corporation (the “Borrower”), each Subsidiary of the Borrower from time to time party thereto (each, a “Subsidiary Guarantor”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) for the Guaranteed Parties (as defined therein).
          A. Reference is made to the Credit Agreement dated as of March 22, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto and the Administrative Agent.
          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee Agreement referred to therein, as applicable.
          C. The Subsidiary Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 5.14 of the Guarantee Agreement provides that additional Subsidiaries of the Borrower may become Subsidiary Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.
          Accordingly, the Administrative Agent and the New Guarantor agree as follows:
          SECTION 1. In accordance with Section 5.14 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Subsidiary Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof. Each reference to a “Subsidiary Guarantor” in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

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          SECTION 2. The New Guarantor represents and warrants to the Administrative Agent and the other Guaranteed Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic means shall be as effective as delivery of a manually signed counterpart of this Supplement.
          SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.
          SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 7. All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Guarantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.
          SECTION 8. The New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

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          IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

[NAME OF NEW GUARANTOR],
by
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,
by
Name:
Title:

by
Name:
Title: